UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On May 25, 2021, Biostage, Inc. (the “Company”) received a notification from RSM US LLP (“RSM”) stating that the client-auditor relationship between the Company and RSM has ceased. Prior to such notification, RSM had recently served as the Company’s independent auditors through the recent Form 10-Q filing by the Company on May 24, 2021. The change in accountants was not recommended by the audit committee of the board of directors.

During the two fiscal years ended December 31, 2020, and the subsequent interim period through May 25, 2021 there were no (1) disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RSM, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, or (2) "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except with respect to the material weakness in internal controls described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 relating to the timely identification and recording of financial statement adjustments specifically related to the timely and accurate identification, analysis, recording, and disclosure of certain non-routine accounting matters, such as a lease extension and a grant contract.

RSM’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 or 2019 did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles except that RSM’s audit reports on the consolidated financial statements of Biostage, Inc. and subsidiaries as of and for the years ended December 31, 2020 and 2019, contained an emphasis of matter paragraph related to the Company’s ability to continue as a going concern.

The Company has provided RSM with a copy of the disclosure set forth in this Item 4.01 and has requested that RSM furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of RSM's letter, dated May 27, 2021, confirming RSM's agreement with these statements, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

While the Company has not engaged a new independent accounting firm, it has begun a search process to identify RSM’s successor. The Company will disclose its engagement of a new independent accounting firm once the process has been completed as required by SEC rules.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
16.1	Letter from RSM US LLP dated May 27, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

May 27, 2021	/s/ Hong Yu
(Date)	Hong Yu President